1 MPN Pacritinib Phase 3* MDS/AML Tosedostat Phase 3* NHL Pixuvri™ Marketed (EU) Cell Therapeutics, Inc. Company Overview * Phase 3 ready. Covering a Spectrum of Blood Related Cancers Exhibit 99.1

Forward Looking Statement
This presentation includes forward-looking statements that involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the market price of CTI's securities. Specifically, the risks and uncertainties that could affect the development of Pixuvri, OPAXIO, pacritinib, tosedostat and brostallicin include risks associated with preclinical and clinical developments in the biopharmaceutical industry in general and with Pixuvri, OPAXIO, pacritinib, tosedostat or brostallicin in particular including, without limitation, the potential failure of Pixuvri to prove safe and effective for the treatment of relapsed or refractory non-Hodgkin's lymphoma and/or other tumors as determined by the U.S. Food and Drug Administration (the “FDA”), that Pixuvri may not be available to patients in the E.U.
beginning in September 2012, that CTI may not market and commercialize Pixuvri as planned, that CTI may not launch Pixuvri in the E.U. this year as planned or in any of the specific countries in the E.U. we are currently planning to launch, that CTI may not be able to complete the
PIX306 clinical trial of Pixuvri-rituximab compared to gemcitabine-rituximab in patients who have relapsed after 1 to 3 prior regimens for aggressive B-cell NHL and who are not eligible for autologous stem cell transplant by June 2015 or at all as required by the European
Medicines Agency (the “EMA”) or have the results of such trial available by June 2015 or at all, that CTI may not be able complete a post-
marketing study aimed at confirming the clinical benefit observed in the PIX301 trial, that the conditional marketing authorization for Pixuvri may not be renewed, the potential failure of OPAXIO to prove safe and effective for treatment of non-small cell lung and ovarian cancers, that the interim survival results for the phase 3 clinical trial for OPAXIO may not be ready in 2012, the potential that phase III studies of pacritinib might not begin in the fourth quarter of 2012, the potential that pacritinib may fail to prove safe and effective for primary MF and MF secondary to other MPNs, the potential that phase III studies of tosedostat may not occur as planned, the potential failure of tosedostat to prove safe and effective for the treatment of elderly patients with newly-diagnosed AML or high-risk myelodysplastic syndrome ("MDS") (including when administered in combination with cytarabine or decitabine) as determined by the FDA and/or the EMA, the potential failure of combination studies of tosedostat with hypomethylating agents in treating AML and/or MDS, that the studies of tosedostat may not achieve their primary and/or secondary objectives, that the development of tosedostat may be delayed by disputes with Chroma Therapeutics Ltd. (“Chroma”) under
CTI’s co-development and license agreement with Chroma, that OPAXIO, pacritinib, tosedostat and/or brostallicin may not be approved by the
FDA and/or the EMA, that CTI cannot predict or guarantee what actual sales of its product candidates will be, that CTI cannot predict or guarantee the pace or geography of enrollment of its clinical trials or the total number of patients enrolled, that CTI may not achieve a burn rate of an average of $4.5 million per month through the remainder of the year, that CTI's average net operating burn rate may increase, that
CTI cannot guarantee that it will not exceed it estimated net operating burn rate for 2013, that CTI cannot guarantee that it will not incur any debt or maintain its current cash amount of cash available, that CTI cannot guarantee that its current amount of cash available will be sufficient to sustain CTI’s operations until January 2013, that CTI cannot predict or guarantee when CTI will achieve profitability, if ever, or if CTI will achieve cash flow break even in the fourth quarter of 2014, and that CTI may not be able to continue to raise capital as needed to fund its operations in general, and, including, without limitation, competitive factors, technological developments, costs of developing, producing, and selling its product candidates, and the risk factors listed or described from time to time in CTI's filings with the Securities and Exchange
Commission including, without limitation, CTI's most recent filings on Forms 10-K, 8-K, and 10-Q. Except as may be required by law, CTI does not intend to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Company Overview
Hematology/Oncology-focused biotechnology company
1 commercial product
•
Pixuvri™
: for the treatment of non-Hodgkin's lymphoma (“NHL”)
-
Conditional Marketing Authorization May 2012- E.U. launch September 2012
-
Attractive “niche” market ~16,000 patients
(1)
; 10 yrs market exclusivity in E.U.
3 late-stage product candidates:
•
Pacritinib,
: highly selective JAK2 inhibitor, Phase 3- expected Q4 2012
-
Addresses unmet need in MF market post ruxolitinib approval
•
Tosedostat
: novel aminopeptidase inhibitor anticipating Phase 3 in 2013 for MDS/AML
•
Opaxio
: protein-paclitaxel conjugate completing Phase 3 trial in 1 st
line
maintenance therapy for Ovarian Cancer
~$24mm cash and no debt on the balance sheet
(2)
•
Estimated cash burn of an average of ~$4.5mm per month through the remainder of 2012.
(1) European Cancer Observatory, Publications on NHL subgroup and relapse rates includes 4th line.
(2)  Pro forma cash balance as of August 1,2012.

Pixuvri (PIXANTRONE)

Pacritinib capsules

Tosedostat CAPSULES

OPAXIO™ paclitaxel poliglumex

cti.

Current Pipeline
Third-line r/r aggressive NHL (PIX301)
Second-line r/r aggressive NHL (PIX306)
First-line aggressive NHL (PIX203)
Myelofibrosis (<100,000plts) (1)
Primary Myelofibrosis
Relapsed Lymphoma
First-line or r/r Myelodysplastic Syndrome
Elderly high-risk r/r AML (OPAL)
Maintenance therapy for ovarian cancer
First-line GBM +XRT vs standard of care
Head and neck cancer w/ Erbitux+XRT
Phase 1 Phase 2 Phase 3 Commercial
(1) Phase 3 study is expected to initiate in 4Q 2012.

Investment Highlights
Pixuvri Approved in E.U.
Pacritinib is a Differentiated
JAK2 Inhibitor
Leading, Late-Stage
Oncology Franchise
Tosedostat has Shown
Encouraging  Data in
AML/MDS
Significant Upcoming
Milestones
• Late-stage portfolio focused on blood-related cancers
• Deep pipeline with 1 product approved in the E.U., 1 product in Phase 3 trials, 2 products planning to initiate pivotal Phase 3 trials in 2012/2013
• Received E.U. conditional marketing approval in May 2012; launch roll-out September 2012
• Engaged Quintiles to hire Pixuvri dedicated sales force and MSL’s
• $240mm potential peak sales in E.U., pricing –reimbursement studies support reasonable price
• Pixuvri sales can help fund pipeline development and potentially lead to profitability by Q4-2014
• Highly selective JAK2 inhibitor (does not affect the JAK1 pathway, unlike competitors)
• Positioned to be the first JAK2 inhibitor for MF patients with platelet counts below 100,000/uL, and potentially the second JAK2 inhibitor to enter the market after Incyte’s  JAKAFI (peak worldwide sales of JAKAFI in MF are estimated at $1bn)
- Only grade 3 side effect is diarrhea
- Potential competitive advantage over JAKAFI in patients with thrombocytopenia (27% -33%
of MF market)
• Expected to enter pivotal Phase 3 trial in Q4 2012, target enrollment completion: 12 months
• The only aminopeptidase inhibitor in advanced clinical development
• Demonstrating results in Phase 2 trials
• September 2012:  Pixuvri launch in E.U.
• Q4 2012:  Expected to Initiate pacritinib Phase 3 trial in myelofibrosis
• Q1-2013  Expected interim survival analysis on Opaxio (GOG212) phase 3 trial

Recent Strategic Initiatives
Reduced Projected Monthly Cash Burn from  an average of ~$5.5mm to ~$4.5mm 1
• Do not plan to resubmit Pixuvri US NDA in the near-term
• Discuss options for PIX306 trial with FDA/EMA for earlier data (PFS)
• Delaying initiation of tosedostat Phase 3 trial until 1
st
line phase 2 results
• Reduced advisory, consulting, legal fees and occupancy costs
Initiation of Pacritinib Phase 3 Trial to Q4 2012 4
Pixuvri Pre-launch Activities in Support of a September 2012 Launch 3
• Engaged Quintiles to hire CTI’s Pixuvri dedicated sales force and medical specialists
• EU General Manager, Market Access Specialist, and VP of Medical Affairs in place
New Hires with Significant Industry and Operational Expertise 2
• Recently hired new CMO and EVP, Corporate Development
Implemented Reverse Stock Split 5
• Current shares outstanding ~56.6 million
• Engaged CRO that conducted COMFORT II trial
• Planned initiation Q4 2012

Executive Management Team
Officers Position Experience
James  Bianco, MD Principal Founder,
President & Chief
Executive Officer, and
Director
• Chief architect of CTI’s portfolio strategy and has secured more than $1.6bn in operating capital
• Previously was an Assistant Member in the clinical research division of the Fred
Hutchinson Cancer Research Center and an Assistant Professor of Medicine at the
University of Washington and Director Bone Marrow Transplant Unit SVAMC
• Received B.S. in Biology and Physics from New York University and M.D. from
Mount Sinai School of Medicine
Steven Benner,
MD, MHS
EVP, Chief Medical
Officer
• Joined CTI as EVP and CMO in June 2012
• Previously was SVP and CMO at OncoMed and CMO at Protein Design Labs
• Industry experience Bristol –Myers Squibb
• Completed his training in medical oncology at Johns Hopkins University, where he also earned an M.H.S. in Clinical Epidemiology from the University’s school of
Public Health
Matt Plunkett. PhD EVP, Corporate
Development
• Former CFO California Institute Regenerative Medicine, iPierian
• Previously Managing Director, Head West Coast Biotechnology, CIBC
• 70 transactions, $4.3bn equity linked transactions, $1bn M&A
• Received PhD. from UC Berkeley

Pixuvri
29 mg
Pulver für ein Konzentrat zur
pixantron(e)

Pixuvri®

(PIXANTRONE)

8

Fe
Fe
No Fe binding site
Doxorubicin
Mitoxantrone
Pixantrone

Pixuvri™: Addresses an Unmet Need
Anthracyclines: most active class of chemotherapy
•
Cornerstone agents for NHL, AML, sarcoma, breast
•
Cumulative cardiac damage is dose limiting
Pixuvri™
•
Lacks structural motifs that lead to cardiotoxicity
-
Significant reduction in biochemical, echo-cardiographic and severe clinical symptoms (CHF) vs doxorubicin in randomized P2 clinical trial

EUROPEAN COMMISSION
HEALTH & CONSUMERS DIRECTORATE-GENERAL

Directorate D - Health systems and products
D5 – Medicinal products – authorisations, EMA
Head of unit

Pixuvri

Brussels, 10 May 2012

NOTE TO THE MEMBERS OF THE STANDING COMMITTEE ON MEDICINAL PRODUCTS FOR HUMAN USE/STANDING COMMITTEE ON VETERINARY MEDICINAL PRODUCTS

Subject: **Adoption of COMMISSION IMPLEMENTING DECISION granting a conditional marketing authorisation under Regulation (EC) No 726/2004 of the European Parliament and of the Council for "Pixuvri - pixantrone", a medicinal product for human use**

EU/1/12/764/001 - EMEA/H/C/2055

The Commission has adopted the abovementioned Decision on 10 May 2012.

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10 Pixuvri™: Conditional Marketing Authorisation 3 rd /4 th line aggressive B-cell NHL

Comment

Pixantrone: a new agent for relapsed aggressive lymphomas

Pixantrone, an anthracycline with a novel chemical structure, was synthesised about 20 years ago to provide similar antitumour activity to the anthracyclines, but without the cardiotoxicity. In March 22, 2010, the drug underwent review by the Oncologic Drugs Advisory Committee of the US Food and Drug Administration (FDA), and was promptly rejected.[1] In spite of the FDA's rejection in the USA, the European Medicines Agency (EMA) granted the drug approval in February, 2012, on the condition that additional data for patients who had previously received rituximab be provided in the future.[2] Now that the storm has passed—2 years after the controversial FDA rejection and a few months after EMA's conditional approval—the full results of the study have been published in The Lancet Oncology.[3]

The study was a randomised, phase 3 trial of pixantrone versus a control agent (an investigator's choice of one of several single agents available at the time). To be eligible, patients had to have relapsed at least twice and received a previous regimen that included an anthracycline combination. The primary endpoint was the proportion of patients who achieved a complete response or an unconfirmed complete response at end of treatment according to an independent assessment panel.

Because of slow enrolment, recruitment of participants was terminated before the intended number of patients had enrolled. The trial was originally powered to detect a between-group difference of 10% in the proportion of patients who achieved the primary endpoint, on the assumption that each group contained 160 patients. The actual difference between the pixantrone group and the control group was 14·3% ($p=0·021$) in favour of pixantrone, but only 70 patients were enrolled in each group.

Just over 50% of patients had received rituximab before enrolment. Nowadays, almost all patients would be expected to have received previous rituximab. Previous exposure to this antibody has been associated with a decreased response rate to subsequent chemotherapy,[4] which is an important concern. As expected, the proportion of patients in the pixantrone group who achieved a complete or unconfirmed complete response was lower for patients who had previously received rituximab than for those not previously exposed to the drug (seven of 38 [18·4%] *vs* ten of 32 [31·3%]). Additionally, the between-group difference in the proportion of patients who had never received rituximab who achieved the primary endpoint significantly favoured pixantrone by 21·8%; for those who had received previous rituximab the difference also favoured pixantrone, but only by 11·1%, although this subgroup was very small. This small sample size is one of the troublesome results of premature termination of enrolment, and was the EMA's major concern.

Notwithstanding these limitations, the essential point is that the patients studied had been very heavily pretreated (they were typically on fourth-line treatment). Expected survival for such patients is usually measured in weeks to a few months.[5] Although the proportion of patients who had achieved a complete or unconfirmed complete response with pixantrone by the end of study (24%) might not sound noteworthy, these data are for a single agent in a distinctly disfavoured population. When compared with the comparator group, in which 7·1% achieved a complete or unconfirmed complete response at end of study, these data look promising. Pixantrone was significantly better than the comparator group for most of the secondary endpoints, with the exception of overall survival. The hazard ratio of 0·60 for progression-free survival was not only statistically significant, but also clinically significant.

So why was the drug then rejected by the FDA? According to the FDA,[1] the trial was not flawlessly executed and the investigators did not seek the FDA's guidance when deciding to stop the trial. Additionally, the pixantrone group showed excessive neutropenia and cardiac toxicity when compared with the control group. Although febrile neutropenia occurred in 8·8% of patients given pixantrone versus 3·0% given a comparator agent, those given pixantrone stayed on treatment longer, contributing to more frequent infections. Furthermore, the incidence of grade 3 or 4 infections was similar between groups. With respect to cardiotoxicity, three patients in the pixantrone group had a previous history of heart failure and two had continuing cardiomyopathy when they enrolled, compared with no patients in the comparator group. These baseline results might be indicative of a flaw in the

Published Online
May 30, 2012

www.thelancet.com/oncology Published online May 30, 2012 1

Pixantrone dimaleate versus other chemotherapeutic agents as a single-agent salvage treatment in patients with relapsed or refractory aggressive non-Hodgkin lymphoma: a phase 3, multicentre, open-label, randomised trial

Ruth Pettengell, Bertrand Coiffier, Geetha Narayanan, Fernando Hurtado de Mendoza, Raghunadharao Digumarti, Henry Gomez, Pier Luigi Zinzani, Gary Schiller, David Rizzieri, Glen Boland, Paul Cernohous, Lixia Wang, Christina Kuepfer, Igor Gorbatchevsky, Jack W Singer

Summary

Background Pixantrone dimaleate (pixantrone)—a novel aza-anthracenedione—was synthesised to reduce anthracycline-related cardiotoxicity without compromising antitumour efficacy. We aimed to assess the efficacy and safety of pixantrone versus an investigator's choice of a single-agent therapy in heavily pretreated patients with relapsed or refractory aggressive non-Hodgkin lymphoma.

Methods In this phase 3, multicentre, open-label, randomised trial at 66 hospitals in Europe, India, Russia, South America, the UK, and the USA, patients with histologically confirmed aggressive non-Hodgkin lymphoma who had relapsed after two or more previous chemotherapy regimens were randomly assigned (1:1) by an interactive voice response system to treatment with pixantrone dimaleate (85 mg/m² intravenously on days 1, 8, and 15 of a 28-day cycle, for up to six cycles) or to a comparator (vinorelbine, oxaliplatin, ifosfamide, etoposide, mitoxantrone, or gemcitabine) given at prespecified standard doses and schedules. Patients were stratified by region, International Prognostic Index score, and previous stem-cell transplantation. Patients and investigators were not masked to treatment assignment; however, an independent assessment panel was masked. The primary endpoint was the proportion of patients with a complete or unconfirmed complete response in the intention-to-treat (ITT) population at the end of treatment. Primary analyses of efficacy were based on the independent assessment panel's data review. The study is registered at ClinicalTrials.gov, number NCT00088530.

Findings The ITT population comprised 70 patients randomly assigned to the pixantrone group and 70 to the comparator. Five patients (two in the pixantrone group and three in the comparator group) dropped out before receiving their study drug. 14 patients (20·0% [95% CI 11·4–31·3]) who received pixantrone achieved a complete or unconfirmed complete response at end of treatment compared with four patients (5·7% [1·6–14·0]) in the comparator group ($p=0·021$). The most common grade 3 or 4 adverse events in patients given pixantrone were uncomplicated, non-cumulative neutropenia (28 [41·2%] of 68 patients *vs* 13 [19·4%] of 67 patients in the comparator group), leucopenia (16 [23·5%] *vs* five [7·5%]), and thrombocytopenia (eight [11·8%] *vs* seven [10·4%]).

Interpretation Pixantrone, given as a single-agent salvage therapy in heavily pretreated patients with relapsed or refractory aggressive non-Hodgkin lymphoma, is efficacious and tolerable. It could be a treatment option for patients whose aggressive non-Hodgkin lymphoma has failed to respond to at least two previous chemotherapy regimens.

Funding Cell Therapeutics, Inc.

Introduction

An anthracycline-containing regimen, such as R-CHOP (rituximab, cyclophosphamide, doxorubicin, vincristine, and prednisone), is the cornerstone of first-line therapy for diffuse large B-cell lymphoma.[1] Anthracyclines, however, have limited use in salvage regimens because they cause cumulative, dose-related progressive myocardial damage, leading to an unacceptable incidence of congestive heart failure.[2] Patients with relapsed non-Hodgkin lymphoma typically receive intensive regimens such as R-ICE (rituximab, ifosfamide, carboplatin, and etoposide) or R-DHAP (rituximab, dexamethasone, cytarabine, and cisplatin), with stem-cell transplantation for those who respond to chemotherapy.[3] For patients who have an inadequate response to, or who are not candidates for, intensive salvage regimens, prognosis is poor, with expected survival of less than 1 year.[4] For these patients, no combination or single-agent therapy is regarded as the standard of care.

Pixantrone dimaleate (pixantrone) is a novel aza-anthracenedione that is structurally related to anthracyclines and anthracenediones. It was synthesised to reduce anthracycline-related cardiotoxicity,[5] which is associated with free-radical formation[6] linked to iron binding and reduction to cardiotoxic alcohols (eg, doxorubicinol), neither of which occur with pixantrone because of structural modifications.[10] Results of preclinical studies showed substantially less cardiotoxicity

www.thelancet.com/oncology Published online May 30, 2012 1

cti.

11 Lancet Oncology: May 2012 11

Pixuvri™: First to Market for r/r
aggressive B-cell NHL
Pixuvri
(n=70)
Comparator
(n=70)
P Value
CR/CRu 20% 5.7% 0.021
ORR 40% 14.3% 0.001
PFS 5.3mos 2.6mos HR=0.60
0.005
OS 10.2mos 7.6mos HR=0.79
0.25
Pixuvri
(n=50)
Comparator
(n=49)
P value
CR/CRu 28% 4.1% 0.002
ORR 48% 12.2% <0.001
PFS 5.7mos 2.8mos HR=0.50
0.002
OS 13.9mos 7.8mos HR=0.76
0.27
Basis: PIX301 trial, only randomized controlled trial in
>3rd line aggressive NHL
(n=140 patients)
Manageable toxicities (neutropenia)
Lower than expected incidence of cardiac events (7%)
Intent to Treat Results
On Label 3
rd
/4
th
line B-cell Results

Pixuvri™: EU Commercial Opportunity
Market research supports potential peak
penetration ~8,125 patients/year*
Market access (pricing) strategy*
•
Quantitative benefit over physician choice
•
CR statistically correlative with OS
•
EU List Price corridor $29,500 - $35,000
-
Allows for potential net ex-factory price $29,500
•
Incremental cost/QALY (ICER) favorable
Currently plan to launch in free market countries
Q4 2012
•
Nordic, Austria/Norway, Germany/UK/Netherlands
•
Balance of major market countries expected in 2013

*Market Access, Reimbursement and Market penetration projections provided by, UBC, and Kantar Research respectively

14
Pixuvri™: U.S. Regulatory Status
FDA appeal: Office New Drugs (OND) provided path for
resubmission
-
2   Independent Radiographic Panel confirmed 1st panels results
-
Document Interim analysis was not conducted then PIX301 trial would be considered a positive study
EU launch and pacritinib acquisition driving portfolio
dynamics and priorities
•
NDA strategy under review
•
Considering potential to use PFS from PIX306 trial to provide data for accelerated approval while trial completes and survival data matures
•
Could potentially fulfill EMA-PMC and serve as 2 trial for US submission in 2014
•
Plan to seek FDA and Scientific Advice on the above in 2013
nd
nd

A highly differentiated JAK2 inhibitor 15

Pacritinib (SB1518) – a Selective JAK2 Inhibitor with a Highly Innovative Chemical Structure

Pacritinib	
JAK2 IC_{50} (nM)	23
JAK1 IC_{50} (nM)	1280
JAK3 IC_{50} (nM)	520
FLT3 IC_{50} (nM)	10
Ba/F3 $JAK2^{V617F}$ IC_{50} (nM)	160

O
O
O
N
N
N
NH
N

SB1518

Abstract #
AACR: 3564/11; 2011
J Med Chem 2011 May 23
Leukemia 2011 June 21

cti.

16 Pacritinib: Inhibits 2 important activating mutations (JAK2 + FLT3)

Initial Target Market:
MF patients with
thrombocytopenia (platelets
<100
x10
9 )
Table 2: Maximum Restarting Doses for Jakafi After
Safety Interruption* Current Platelet Count
Maximum Dose When
Restarting Jakafi Treatment *
Greater than or equal to 125 X 109/L 20 mg twice daily
100 to less than 125 X 109/L 15 mg twice daily
75 to less than 100 X 109/L
10 mg twice daily for at least 2 weeks;
if stable, may increase to 15 mg twice
daily
50 to less than 75 X 109/L
5 mg twice daily for at least 2 weeks; if
stable, may increase to 10 mg twice
daily
Less than 50 X 109/L
Continue hold
*Maximum doses are displayed. When restarting, begin with a dose at least 5 mg twice daily below the dose at interruption.
JAKAFI™
(ruxolitinib label for patients with low platelets)

Estimated US Myelofibrosis Patients by Platelet Count
18,750 ; 63%
3,000 ; 10%
3,150 ; 10%
5,100 ; 17%
< 50,000/uL
> 50,000/uL but < 100,000/uL
> 100,000/uL but < 150,000/uL
> 150,000/uL

27% MF Patients Have Severe Thrombocytopenia
JAK1/JAK2 inhibitors
(ruxolitinib) associated
with treatment emergent
thrombocytopenia and
anemia
Pacritinib: selective
JAK2 inhibitor lacks
myelosupporession;
potentially first to market
for MF patients with low
platelets (<100,000/uL)
Source: MPN Research Foundation.

Qualifying to Nadir
Qualifying
Nadir
Platelet Count (G/L)
Patient by Qualifying Platelet Value Rank

Table 5. New-Onset Hematologic Adverse Events During Study

Parameter	Qualifying Platelet Count: $<75\times10^9$/L (n=24)	Qualifying Platelet Count: $\geq75\times10^9$/L (n=17)
Mean qualifying platelet count	60.5±6.5	87.8±8.9
Platelet count $\geq25\times10^9$/L to $<35\times10^9$/L, n (%)	5 (20.8)	1 (5.9)
Platelet count $<25\times10^9$/L, n (%)	4 (16.7)	0
Grade ≥2 hemorrhage, n (%)	1 (5.3)[a]	0

[a]Grade 2 ecchymosis, platelet count was 63×10^9/L.

Pacritinib: Targets patient population
unserved by ruxolitinib
Ruxolitinib approval trials
excluded patients <100,00/uL platelets
-
93% COMFORT II had normal platelets, median COMFORT I, 244,000/uL
-
However, MF patients with low platelet counts are higher risk population
Ruxolitinib study* (n=41) MF in patients with low platelets*
•
75% tolerated up to 10mg bid by 24 weeks, but TET* still problematic
*<100,000/uL > 50,000/uL ASCO June 2012 abstract #6630 preliminary data.
TET: treatment emergent thrombocytopenia

△	–	–	△	△		
cti									
Incyte									
YM BIOSCIENCES									
SANOFI									

cti

Summary Clinical Trial Results
JAK Inhibitors in MF
Company Drug Stage SX
Spleen
>50%
PE
Spleen
>35%
MRI
RBC
JAK2
V617F*
Platelet
cutoff
Side
Effects
Pacritinib
JAK2-wt
JAK2V617F
FLT-3
Phase 3
(Phase 2
n=65)**
>50% 42% 32% NR >30% NONE Nausea/diarrhea
Ruxolitinib
JAK1
JAK2-wt
Marketed >50% 29-42% 14% NA 100,000
Anemia,
thrombocytopenia,
withdrawal
syndrome
CYT387
JAK1
JAK2-wt
TYK2
Phase 3
(Phase 2
n=60)
>50% 45% 50% NA 50,000
Thrombocytopenia,
headaches, 1
st
dose
effect, neuropathy,
lipase/amylasemia
SAR302503
JAK2-wt
JAK2V617F
FLT-3
Phase 3
(Phase ½
n=59)
>50% 39% 0% 21% 50,000
Nausea/diarrhea,
anemia,
thrombocytopenia,
lipase/amylasemia
Chart taken from Terferri, Supplement to Blood ASH 2012
*Median allele burden reduction at 24 cycles.
** Data combined from two Phase 2 trials.
Pacritinib Demonstrates a Truly Differentiated Side-Effect Profile

Baseline Characteristics Phase 2 Myelofibrosis Patients SB1518-2007-001 & SB1518-2008-2003

Characteristic	Study 001 N=31	Study 003 N=34
Age, median (range) years	67 (47-83)	69 (44-84)
Male	22 (71%)	25 (74%)
White race	29 (94%)	33 (97%)
ECOG performance status		
0	6 (19%)	9 (26%)
1	17 (55%)	21 (62%)
2	8 (26%)	2 (6%)
unknown	0	2 (6%)
Type of myelofibrosis		
PMF/PPV-MF/PET-MF	18/11/2	23/6/5
JAK2 mutation status, yes/no/missing	24/7/0	24/8/2
Time since last cancer treatment, median (range) months	2 (1-37)	2 (0.1-58)

cti.

21 Pacritinib: Phase 2 Studies Source: ASH 2011.

Baseline Characteristics Phase 2 Myelofibrosis Patients (cont)
SB1518-2007-001 & SB1518-2008-2003

Characteristic	Study 001 N=31	Study 003 N=34
Previously treated for MF		
Yes	26 (84%)	29 (85%)
No	5 (16%)	5 (15%)
Type of prior treatment for MF		
Hydroxyurea or other systemic therapy	26 (84%)	29 (85%)
Radiation	0	1 (3%)
Baseline hematology		
Grade 3 or 4 anemia	6 (19%)	4 (12%)
Grade 3 or 4 neutropenia	2 (6%)	3 (9%)
Grade 1,2/3,4 thrombocytopenia	13 (42%)/4 (13%)	10 (29%)/7 (21%)
Spleen length by PE, median (range) cm below the left costal margin	19 (8-29)	14 (5-30)
Spleen volume by MRI, median (range) cc	2338 (1216-9084)	2647 (1404-7817)

cti.

22 Pacritinib: Phase 2 Studies (combined) Source: ASH 2011.

SB1518-2007-001/SB1518-2008-003 Phase 2
Maximum Change in Spleen Size

80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
% Change
Maximum change per subject
* = No Change

■ ≥

■

■ ≥

Pacritinib: Phase 2 Efficacy (combined)
27 of 65 (42%) patients had response of    50%
14 of 65 (21%) had complete response with resolution of splenomegaly
8 of 26 (32%) treated with SB1518 had    35% reduction by MRI*
Source: ASH 2011.
*Among patients who had MRI measurements (8 patients did not have baseline MRI’s).

Efficacy of Pacritinib (SB1518) in Reduction of Splenomegaly as a Function of Baseline Platelet Count through Cycle 13 Day 1

SB1518-2007-001/SB1518-2008-003

		≤	
	≥

Pacritinib: Benefit Independent
of Platelet Count
Assessment
Maximum
decrease from
baseline
Patients with
baseline platelet
counts  150,000
N=36
All Evaluable
Patients
N=65
PE 50% 14 (39%) 27 (42%)
Source: ASH 2011.
*
Reduction of splenomegaly was observed with similar frequency in patients with normal or low platelet counts

SB1518-2008-003
Platelets x 10^9
350
300
250
200
150
100
50
0
Baseline
C2D1
C3D1
C4D1
C5D1
C6D1
C7D1
C10D1

25 Lack of treatment emergent thrombocytopenia observed in patients with low starting platelet counts Pacritinib: Minimal Effect on Platelet Counts Source: Komrokji. R., et al

Long-term Effect of Pacritinib (SB1518) on Mean Hemoglobin Levels
SB1518-2007-001/SB1518-2008-003 Phase 2

Hemoglobin Level, g/L (mean ± SEM)
120
118
116
114
112
110
108
106
104
102
100
98
96
94
Time on Study
C1D1
C2D1
C3D1
C4D1
C5D1
C6D1
C7D1
C8D1
C9D1
C10D1
C11D1
C12D1
C13D1

26 Pacritinib: Lack of treatment associated anemia Source: Komrokji. R., et al

MF-SAF: Improvement in MF-related Symptoms

(Patients with baseline score ≥ 4)

Symptom	C4D1 Pairs				C7D1 Pairs				C10D1 Pairs				MAX % reduction from baseline
	N	Baseline Mean	C4D1 Mean	Change from baseline	N	Baseline Mean	C7D1 Mean	Change from baseline	N	Baseline Mean	C10D1 Mean	Change from baseline	
Abdominal pain	19	6.1	4.0	2.1	16	5.9	2.6	3.3	13	5.9	3.3	2.6	-56% @ C7D1
Bone pain	15	6.6	5.1	1.5	12	6.5	4.0	2.5	12	5.7	3.2	2.5	-44% @ C10D1
Early satiety	36	6.1	4.1	2.0	30	5.9	3.7	2.2	25	5.8	3.1	2.7	-47% @ C10D1
Fatigue (worst)	35	6.9	5.6	1.3	31	6.9	5.4	1.5	26	6.9	4.8	2.1	-30% @ C10D1
Inactivity	22	6.1	4.5	1.6	16	6.0	3.3	2.7	13	5.9	3.4	2.5	-45% @ C7D1
Night Sweats	10	7.7	4.7	3.0	8	7.8	3.1	4.7	9	7.7	3.6	4.1	-60% @ C7D1
Pruritus	14	6.6	3.1	3.5	13	6.6	1.7	4.9	13	6.6	2.8	3.8	-74% @ C7D1

- SB1518-001/SB1518-003 combined data through Cycle 10
- Data only includes paired values from baseline
- 30-74% improvement in most symptom scores was observed relative to baseline @ C4, C7 or C10 cti.

27 Pacritinib: Durable Improvement in MF Related Symptoms Source: ASH 2011.

Contemplated Phase 3 Trial Designs
Target Indication:
•
Patients with PMF, PPV-MF, PET-MF with splenomegaly and
thrombocytopenia
•
Two phase 3 trials, each approximately 270 patients
-
Pacritinib Vs BAT
-
Pacritinib Vs BAT including patients on low dose ruxolitonib
(5,10mg) with treatment emergent thrombocyopenia  (<100,000/uL platelets)
Target Initiation: Q4 2012
•
Estimated enrollment time- 12 months + 6 months follow-up
•
Potential topline results mid 2014
Contemplated Phase 3 Trial Design(s)

Pacritinib: Certain Key Deal Terms
Acquired molecule from S*Bio
•
S*BIO was established as a joint venture between The Singapore Economic
Development Board Investments and Chiron Corporation as Singapore’s first fully-
integrated, drug discovery company
Upfront payment $30mm
•
$15 million cash
•
$15mm total in stock
Up to $132.5mm in potential approval and sales milestones
Sliding scale, low single digit royalty on sales

HO
H
N
OH
O
N
H
O
O
O
Tosedostat
HO
H
N
OH
O
N
H
OH
O
O
CHR-79888

Tosedostat
CAPSULES

30 A new class of cancer targeted agents AADR inducers 30

Cellular proteins
N C
Ubiquitin
Ubiquitylated proteins
26S Proteasome
N C
C-terminally truncated proteins
TOSEDOSTAT
Aminopeptidases
Protein synthesis
Amino acids
Amino acid deprivation response
Inhibiton of mTOR

Tosedostat:
Novel Mechanism of Action AADR Inducer
Targets members of aminopeptidase family
Induces genes characteristic of Amino Acid Deprivation
Response (AADR) resulting in cell death
AADR changes only seen in transformed (tumor) cells and not
normal cells
Demonstrated clinical activity across range of solid and liquid tumors

Tosedostat: OPAL Study Results
Encouraging Phase 2 data - r/r elderly AML (n=73)
•
Oral once-a-day dosing for 6 months
•
16 of 50 (32%) evaluable patients had bone marrow response
-
9 (12%) of which were complete bone marrow responses
•
9 of 25 (36%) patients who previously failed therapy with HMA had a bone marrow response
Well-tolerated
•
Most common grade > 3 febrile neutropenia (29%), fatigue (21%)

Tosedostat: Phase 3 Study
Data support pivotal trial: high risk MDS/secondary AML
Phase 3 trial options:
•
Relapsed/refractory setting combination with LDAC
-
High risk heterogenous patient population
-
Several drugs currently targeting this population
•
1
st
line setting combination with HMA
-
Substantial investigator interest
-
Higher probability of success and shorter enrollment time
Ongoing phase 2 data (1
st
line HMA + tosedostat in MDS)
will drive decision in 2013

Partnership with Chroma Therapeutics
Exclusive co-development and marketing rights in the Americas
•
Chroma Therapeutics has ROW rights
Cost-sharing
•
CTI bears 75% of agreed upon direct development expenses
•
Registration trials aimed at US/EU regulatory approval
Initial Payments
•
$5mm upon execution of license
•
$5mm upon initiation of first pivotal trial
Development and sales based milestones
Royalty rate based on net sales volume

35 Financial Overview

Financial Overview
Exchanges / Tickers
• NASDAQ: CTIC and MTA: CTIC.MI
Market Capitalization • ~$125mm
Shares Outstanding • ~56.6mm
Cash • $24mm
(1)
Debt
• None
Projected Cash Burn
• ~$4.5mm / month
Cash Remaining
• January 2013
Estimated 2013 Cash Burn
(2)
• $58mm net of Pixuvri product margin contribution
Targeted Cash Flow Break
Even
(2)
• Q4 2014
Financing Need
• ~$75mm of additional financing is needed to reach potential CFBE and maintain a level of cash reserves
Capital Structure and Financial Statistics
(1) Estimated cash balance as of August 1, 2012.
(2) Assumes Pixuvri price reimbursement and market penetration within corridors and percentages noted in Kantar Market Research and this presentation and also assumes burn rate stays in line with expectations

Expected News Flow
Upcoming Planned Events
• Pixuvri launch in the EU
• Pacritinib phase 3 trial initiation in Myelofibrosis
• Brostallicin- SABC triple negative breast cancer
• OPAXIO interim survival analysis Phase 3 ovarian cancer trial
• IQWiG innovation score assignment
Upcoming publications
• Journal Clinical Oncology  Pacritinib in lymphoma
• Blood Pacritinib in AML
• Journal Clinical Oncology Pacritinib MF phase 2
• Journal Immunology SB1578 in RA